92192-P1 09/24

LEGG MASON ETF INVESTMENT TRUST II

SUPPLEMENT DATED SEPTEMBER 6, 2024

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 1, 2024 OF

CLEARBRIDGE FOCUS VALUE ESG ETF

On September 5, 2024, the Board of Trustees of Legg Mason ETF Investment Trust II, on behalf of the ClearBridge Focus Value ESG ETF (the “Fund”), approved a proposal to liquidate and dissolve the Fund. The liquidation is anticipated to occur on or about November 5, 2024.

After the close of business on October 8, 2024, the Fund will no longer accept creation orders. Trading in the Fund on Cboe BZX Exchange, Inc. (“Cboe”) will be halted prior to market open on October 30, 2024. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or about November 5, 2024.

When the Fund is in the process of liquidating its portfolio, which is anticipated to commence prior to October 30, 2024, the Fund will hold cash and securities that may not be consistent with the Fund’s investment objective and strategies.

Shareholders may sell their shares of the Fund on Cboe until the market close on October 29, 2024 and may incur the usual and customary brokerage commissions associated with the sale of Fund shares. The Fund’s shares will no longer trade on Cboe after market close on October 29, 2024, and the shares will be subsequently delisted. At the time the liquidation of the Fund is complete, shares of the Fund will be individually redeemed. Shareholders who do not sell their shares of the Fund before market close on October 29, 2024 will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, on or about November 5, 2024.

For those shareholders with taxable accounts and for Federal, state and local income tax purposes: (a) any liquidation proceeds paid to such shareholder should generally be treated as received by such shareholder in exchange for the shareholder’s shares and the shareholder will therefore generally recognize a taxable gain or loss; and (b) in connection with the liquidation, the Fund may declare taxable distributions of its income and/or capital gain. Shareholders should consult their tax advisers regarding the effect of the Fund’s liquidation in light of their individual circumstances.

Please retain this supplement for future reference.

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